EXHIBIT 10.31

AMENDMENT NO. 4 TO MASTER REIMBURSEMENT AGREEMENT

THIS AMENDMENT NO. 4 TO MASTER REIMBURSEMENT AGREEMENT (this “Amendment No. 4”) amends that certain Master Reimbursement Agreement made and entered into as of June 1, 2001, by and among Fannie Mae, Mid-America Apartments, L.P. and Fairways-Columbia, L.P. (as amended, the “Master Reimbursement Agreement”) and is made and entered into as of November 17, 2005 by and among Fannie Mae, Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and Mid-America Apartments of Texas, L.P. (individually and collectively, “Borrower”). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Master Reimbursement Agreement.

RECITALS

WHEREAS, the Borrower has requested and Fannie Mae has agreed to add an Additional Mortgaged Property to the Collateral Pool;

WHEREAS, Fannie Mae and Borrower desire to amend the Master Reimbursement Agreement to add certain provisions and to add the following Additional Mortgaged Property to the Collateral Pool: Runaway Bay Apartments located in Mount Pleasant, Charleston County, South Carolina (the “2005 Additional Mortgaged Property”);

WHEREAS, Prudential Multifamily Mortgage, Inc., a Delaware corporation (the “Lender”) has agreed to make one or more additional loans to Borrower pursuant to and subject to the terms and conditions of that certain Master Credit Facility Agreement dated as of March 2, 2004 between Borrower and Lender, as assigned by the Lender to Fannie Mae pursuant to the Assignment of Master Credit Facility Agreement and Other Loan Documents dated as of March 2, 2004, and as amended by Amendment No. 1 to Master Credit Facility Agreement dated as of the date hereof (as so amended, the “Credit Agreement”) among Borrower, Lender and Fannie Mae.

WHEREAS, the obligations of Borrower to Fannie Mae under the Credit Agreement and the related Loan Documents, the Master Reimbursement Agreement and the Reimbursement Security Documents are cross-defaulted and cross-collateralized;

WHEREAS, Fannie Mae and Borrower intend these Recitals to be a material part of this Amendment No. 4.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received at and before the execution hereof, the parties agree as follows:

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

AGREEMENTS

1.	Section 1.2 is hereby amended by adding the following defined terms:

“2005 Additional Mortgaged Property” means Runaway Bay Apartments located in Mount Pleasant, Charleston County, South Carolina.

2.          Section 1.2 is hereby amended by deleting the definition of “Commitment” in its entirety and replacing such definition with the following definition:

“Commitment” means the aggregate original principal amount of the Bonds. The sum of the Commitment under this Agreement and the “DMBS Loan Commitment” under the Credit Agreement shall not exceed $100,000,000.

3.          Section 1.2 is hereby amended by deleting the definition of “Facility Note” (as added to the Master Reimbursement Agreement by Amendment No. 3 to the Master Reimbursement Agreement dated as of March 2, 2004) in its entirety and replacing such definition with the following definition:

“Facility Note” means the DMBS Discount Multifamily Note in the initial principal amount of $11,720,000 delivered by Borrower to Lender pursuant to the Credit Agreement, as such note may be amended, supplemented or amended and restated from time to time, including without limitation in connection with the making of an additional loan under the Credit Agreement, and any other promissory note issued by the Borrower to Lender to evidence a loan made pursuant to the Credit Agreement.

4.          Section 1.2 is hereby amended by deleting the definition of “Reimbursement Mortgages” in its entirety and replacing such definition with the following definition:

“Reimbursement Mortgages” means (i) each second priority Security Instrument (including all riders thereto) executed by a Borrower in favor of Fannie Mae on each of the Mortgaged Properties securing the obligations of the Borrower under this Agreement, including, without limitation, the obligations under Article IV of this Agreement or (ii) in the case of the 2004 Additional Mortgaged Properties known as Stassney Woods and Travis Station, each second priority Security Instrument (including all riders thereto) executed by a Borrower in favor of Fannie Mae and Lender on each of such Mortgaged Property securing the obligations of the Borrower under this Agreement, the Credit Agreement and the Facility Note.”

5.          Section 1.2 is hereby amended by deleting the definition of “Underwriting Rate” in its entirety and replacing such definition with the following definition:

“Underwriting Rate” means 6.9861% for the Mortgaged Property known as Fairways Apartments, 6.9861% for the Mortgaged Property known as Post House North Apartments, 6.9861% for the Mortgaged Property known as

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

Reflection Pointe Apartments, 6.258% for each of the Four Additional Mortgaged Properties, 6.22% for the Mortgaged Property known as Westbury Creek Apartment, 6.1746% for the Mortgaged Property known as Windridge Apartments, 6.13772% for the Mortgaged Property known as The Park at Hermitage, 6.29552% for the Mortgaged Property known as Travis Station Apartments, 6.26444% for the Mortgaged Property known as Stassney Woods Apartments and 6.185% for the Mortgaged Property known as Runaway Bay Apartments.

6.          Section 1.2 is hereby amended by deleting the definition of “Unused Capacity” in its entirety and replacing such definition with the following definition:

“Unused Capacity” means, for any month, (i) the Commitment minus (ii) the aggregate outstanding principal balance of the Bonds.

7.          Section 2.6(1) (“Financial Definitions”) is hereby amended by deleting the definition of “Net Worth” in its entirety and replacing it with the following:

“Net Worth” means, as of any specified dated, for any Person, the excess of the Person’s assets over the Person’s liabilities, determined in accordance with GAAP but excluding any adjustment for the fair value of swaps or caps, on a consolidated basis, provided that all real property shall be valued on an undepreciated basis.

8.          Section 2.6(5) (“Compliance with REIT’s Net Worth Test”), which was amended by Amendment No. 1, is hereby amended by deleting such provision in its entirety and replacing it with the following:

“2.6(5). Compliance with REIT’s Net Worth Test. The REIT shall at all times maintain its Net Worth so that it is not less than the highest Net Worth covenant required by any other financial institution where the REIT maintains a bank line (whether secured or unsecured), but in no event less than $550,000,000 plus 65% of proceeds (less all reasonable and customary expenses and costs) of equity offerings, net of redemptions, consummated by the REIT after August 22, 2002.”

9.          The additional provision added to Section 3.13(1) pursuant to Amendment No. 1 is hereby amended by deleting such provision in its entirety and replacing it with the following:

“Notwithstanding that the obligations under each Note and Bond Mortgage relating to the Four Additional Mortgaged Properties, the Two Additional Properties, the 2004 Additional Mortgaged Properties and the 2005 Additional Mortgaged Property are not generally personal obligations of the Borrower and notwithstanding that Fannie Mae is a holder of such Notes, each Borrower agrees and acknowledges that the intent of the parties to this Agreement is that each Borrower is and shall remain, except as provided in Section 3.13(2), jointly and severally personally liable to Fannie Mae for the payment and performance of all Obligations throughout the term of this Agreement.

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

Consequently, in the event that Fannie Mae becomes the sole holder of such Notes and Bond Mortgages, by its rights of subrogation or otherwise, any amounts owing to Fannie Mae under such Notes or Bond Mortgages shall be joint and several personal obligations of each Borrower. In addition, it is the intent of the parties that the non-recourse liability of the Borrowers under such Notes shall not in any manner or under any circumstances be interpreted or understood to contradict, undermine, negate or nullify that each Borrower is and shall remain, except as provided in Section 3.13(2), jointly and severally personally liable to Fannie Mae for the payment and performance of all Obligations throughout the term of this Agreement.”

10.        Section 5.3(c) is hereby amended by adding the following sentences to the end thereof:

“If an Additional Mortgaged Property is added to the Collateral Pool after October 1, 2005, the Bonds relating to such Additional Mortgaged Property may mature up to 30 years from the Closing Date relating to such Additional Mortgaged Property, provided that the Credit Enhancement Instrument supporting such Bonds shall have an Expiration Date which is the same as the Expiration Date of the Credit Enhancement Instrument supporting the Initial Bonds. The Principal Reserve Fund schedule, if the Bonds bear interest at the Weekly Variable Rate, or the amortization schedule of the Note, if the Bonds bear interest at the Fixed Rate or Reset Rate, shall be over a time period equal to the term of the Credit Enhancement Instrument or the maturity date of the Bonds if such maturity date is later than the term of the Credit Enhancement Instrument.

11.        Section 9.5(a) is hereby amended by deleting the notice address of the Loan Servicer in its entirety and replacing it with the following:

“As to the Loan Servicer:

Prudential Multifamily Mortgage, Inc.

c/o Prudential Asset Resources

2200 Ross Avenue

Suite 4900 E

Dallas, Texas 75201

Attention:	Fannie Mae Asset Management Department
Telecopy No.:	(214) 777-4556

with a copy to:

Prudential Multifamily Mortgage, Inc.

8401 Greensboro Drive

Suite 200

McLean, Virginia 22102

Attention:	Michele Levoir-Sloan
Telecopy No.:	(703) 610-1401”

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

12.        Schedules 2, 3, 4, 5 and 9 are hereby amended and restated in their entirety as set forth in Annex 1 attached hereto.

13.        By execution and delivery of this Amendment No. 4 by Fannie Mae, Fannie Mae hereby consents to the addition of the 2005 Additional Mortgaged Property to the Fannie Mae Credit Facility as an Additional Mortgaged Property effective as of November 17, 2005 (the “Effective Date”).

14.        In connection with the addition of the 2005 Additional Mortgaged Property to the Fannie Mae Credit Facility as an Additional Mortgaged Property, Borrower and Fannie Mae acknowledge and agree as follows in relation to such Additional Mortgaged Property:

(a)	The Facility Fee shall be as follows:
(i) Credit Enhancement Rate shall be 57 basis points per annum.
(ii) Principal Reserve Fund Rate shall be 15 basis points per annum.
(iii) Loan Servicer’s Rate shall be 10 basis points.
(iv) Liquidity Rate shall be 12.5 basis points.
(v)

Swap Credit Enhancement Rate shall be 17 basis points for the initial five-year Swap purchased in connection with the 2005 Additional Mortgaged Property and otherwise to be determined at the time of the purchase of a Swap.

(b)        Standby Fee shall be 15 basis points on any unused capacity of the Fannie Mae Credit Facility and/or the Fannie Mae Credit Facility expansion capacity.

(c)	Substitution Fee shall be 75 basis points.
(d)	Collateral Addition Fee shall be 75 basis points.
(e)	Release Fee shall be $15,000 per Collateral Release Property.
(f)	The Strike Rate shall be 6% for the Tax-Exempt Bonds.
(g)	The Hedge Rate shall be 6% for the Tax-Exempt Bonds.
(h)	The Underwriting Rate shall be 6.185% for the Mortgaged Property known as Runaway Bay Apartment.

15.        Fannie Mae hereby waives the requirement of Section 17(a)(5) of the Reimbursement Mortgage and the Conventional Mortgage relating to the Mortgaged Property known as Runaway Bay Apartments that Borrower enter into a written contract for management of such Mortgaged Property, provided however, that

(a)        In the event that the Borrower should ever elect to employ an affiliate or third party management company for the management of the Mortgaged Property, the Borrower agrees that (i) the management company and the management agreement to be executed therewith are subject to the prior written approval of Fannie Mae, which approval may be

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

granted or denied in Fannie Mae’s sole and absolute discretion and (ii) any such approved management company shall not receive a management fee greater than 4% of gross collected rents from the Mortgaged Property;

(b)        In the event that the Borrower should ever elect to contract with an affiliate or third party management company for the management of the Mortgaged Property, the Borrower agrees to execute (and to cause any such management company to execute) in favor of Fannie Mae an “Assignment of Management Agreement” on a form approved by Fannie Mae; and

(c)        Borrower acknowledges that Fannie Mae reserves the right, under the Loan Documents, to require independent, professional third party management of the Mortgaged Property if inadequate or at any time after the occurrence of an Event of Default. At any time after an Event of Default shall have occurred, Fannie Mae shall have the right either (i) to direct the Borrower to contract with a third party management company approved by Fannie Mae for the management of the Mortgaged Property or (ii) to assume responsibility for the management of the Mortgaged Property, directly or through its designee. Promptly upon Fannie Mae’s written request after the occurrence of an Event of Default, Borrower shall turn over to Fannie Mae all books and records relating to the Mortgaged Property (copies of which may be retained by Borrower, at Borrower's expense), together with such authorizations and letters of direction addressed to tenants, suppliers, employees, banks and other parties as Fannie Mae may reasonably require. Borrower shall cooperate with Fannie Mae in the transfer of management responsibilities to Fannie Mae or its designee.

16.        The Borrower covenants and agrees to protect, defend and save harmless Fannie Mae and Lender from all loss, costs and damages, including, without limitation, costs of demolition and restoration of the improvements located on the Mortgaged Property known as Stassney Woods and reasonable attorney’s fees and expenses, that Fannie Mae may suffer, expend or incur arising out of or in connection with the City of Austin’s exercise of any of its rights under that certain Easement dated March 5, 1987, recorded in Volume 10311, page 491 of the Real Property Records of Travis County, Texas and encumbering such Mortgaged Property.

17.        This Amendment No. 4 shall be construed, interpreted and enforced in accordance with, and the rights and remedies of the parties hereto shall be governed pursuant to, the provisions of Section 9.3 of the Master Reimbursement Agreement (entitled “Governing Law; Choice of Law; Consent to Jurisdiction; Waivers of Jury Trial”), which provisions are hereby incorporated into this Amendment No. 4 by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

18.        Except as herein expressly modified or amended, all terms and covenants, and provisions of the Master Reimbursement Agreement are hereby ratified and confirmed by the Borrower and Fannie Mae and remain in full force and effect.

19.	The Borrower represents and warrants to Fannie Mae as follows:

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(a)        All representations and warranties set forth in the Master Reimbursement Agreement are true and correct as of November 17, 2005.

(b)        There exists no Event of Default or Potential Event of Default as described in the Master Reimbursement Agreement as of November 17, 2005.

20.        This Amendment No. 4 may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be signed, sealed, and delivered by their duly authorized representatives as of the date first above written.

MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc., a Tennessee corporation, its sole General Partner

By: __________________________

Al Campbell

Senior Vice President and Treasurer

MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation

By: __________________________

Al Campbell

Senior Vice President and Treasurer

MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership

By:	MAC of Delaware, Inc., a Delaware corporation, its sole General Partner

By: __________________________

John A. Good

Assistant Secretary

S-1

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

FANNIE MAE

By:___________________________

Name:

Title:

S-2

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

ANNEX 1

(See attached schedules)

A-1

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 2

BONDS, ISSUERS AND MORTGAGED PROPERTIES

Bonds	Issuer	Mortgaged Property
$5,880,000 City of Flowood, Mississippi Variable Rate Multi-Family Housing Refunding Revenue Bonds, Series 2001 (Reflection Pointe Apartments Project)	City of Flowood, Mississippi	Reflection Pointe Apartments
$7,735,000 South Carolina State Housing Finance and Development Authority Multifamily Rental Housing Revenue Refunding Bonds (Fairway Apartments Project), Series 2001 A	South Carolina State Housing Finance and Development Authority	Fairways Apartments
$3,375,000 The Health, Educational and Housing Facility Board of the City of Jackson Multifamily Housing Revenue Refunding Bonds, Series 2001 (Post House North Apartments)	The Health, Educational and Housing Facility Board of the City of Jackson	Post House North Apartments
$7,000,000 Housing Finance Authority of Volusia County, Florida Multifamily Housing Revenue Refunding Bonds, Series 2002 (The Anatole Apartments)	Housing Finance Authority of Volusia County, Florida	The Anatole Apartments
$5,095,000 The Health, Educational and Housing Facility Board of the City of Jackson Multifamily Housing Revenue Refunding Bonds, Series 2002 (Post House Jackson Apartments)	The Health, Educational and Housing Facility Board of the City of Jackson	Post House Jackson Apartments
$6,805,000 Housing Finance Authority of Marion County, Florida Multifamily Housing Revenue Refunding Bonds, Series 2002 (Paddock Park Apartments)	Housing Finance Authority of Marion County, Florida	Paddock Park Apartments I
$10,800,000 Hampton Redevelopment and Housing Authority Variable Rate Demand Multifamily Housing Revenue Refunding Bonds (Township Apartments Project) Series 1998	Hampton Redevelopment and Housing Authority	Township Apartments

Schedule 2-1

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

$2,980,000 The Housing Authority of the City of Augusta, Georgia Variable Rate Demand Multifamily Housing Revenue Refunding Bonds, Series 2003A (Westbury Creek Apartments) and $500,000 Taxable Variable Rate Demand Multifamily Housing Revenue Bonds, Series 2003B (Westbury Creek Apartments)

	The Housing Authority of the City of Augusta, Georgia	Westbury Creek Apartments

$4,965,000 The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee Multifamily Housing Revenue Refunding Bonds, Series 2003A (Windridge Apartments) and $500,000 Taxable Multifamily Housing Revenue Refunding Bonds, Series 2003B (Windridge Apartments)

	The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee	Windridge Apartments
$6,645,000 The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County Multifamily Housing Revenue Refunding Bonds, Series 2004 (The Park at Hermitage Project)	The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County	The Park at Hermitage Apartments
$4,050,000 Austin Housing Finance Corporation Multifamily Housing Revenue Refunding Bonds, Series 2004A (Stassney Woods Apartments)	Austin Housing Finance Corporation	Stassney Woods Apartments
$3,585,000 Travis County Housing Finance Corporation Variable Rate Demand Multifamily Housing Revenue Refunding Bonds, Series 2004A (Travis Station Apartments)	Travis County Housing Finance Corporation	Travis Station Apartments
$8,365,000 South Carolina State Housing Finance and Development Authority Variable Rate Demand Multifamily Rental Housing Revenue Refunding Bonds (Runaway Bay Apartments Project) Series 2005	South Carolina State Housing Finance and Development Authority	Runaway Bay Apartments

Schedule 2-2

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 3

FEE COMPONENT AND ONGOING FEES

I. INITIAL MORTGAGED PROPERTIES (Fairways Apartments, Post House North Apartments, and Reflection Pointe Apartments)
TYPE OF FEE[1]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE
(a) South Carolina State Housing Finance and Development Authority (Fairways Apartments)	(i) 0.25% of the principal amount of the Bonds Outstanding or (ii) $8,400	See definition of Issuer’s Fee in Indenture	Annually in monthly installments in advance
(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House North Apartments)	None	Not applicable	Not applicable
(c) City of Flowood, Mississippi (Reflection Pointe Apartments)	None	Not applicable	Not applicable
2. TRUSTEE FEE
(a) South Carolina State Housing Finance and Development Authority (Fairways Apartments)	3.3 basis points	See Section 2.5 of the Financing Agreement	Annually

_________________________

1With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the three Initial Mortgaged Properties.

Schedule 3-1

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House North Apartments)	6.2 basis points	See Section 2.5 of the Financing Agreement	Annually
(c) City of Flowood, Mississippi (Reflection Pointe Apartments)	4.3 basis points	See Section 2.5 of the Financing Agreement	Annually
3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually , payable quarterly in arrears on each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500 per year	See Section 2.5 of the Financing Agreement	Annually
5. FACILITY FEE		See Section 3.3(1) of Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 3.3(1)(a) of Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 3.3(1)(b) of Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer's Rate	10 basis points	See Section 3.3(1)(d) of Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-2

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(d) Liquidity Rate	12.5 basis points	See Section 3.3(1)(d) of Master Reimbursement Agreement	Payable prior to the 15th of each month
(e) Swap Credit Enhancement Rate	5 basis points for each initial Swap purchased in connection with the Initial Mortgaged Properties and otherwise to be determined at the time of the purchase of a Swap	See Section 3.3(1)(e) of Master Reimbursement Agreement	Payable prior to the 15th of each month

II. ADDITIONAL MORTGAGED PROPERTIES (October 24, 2002 Closing) (The Anatole Apartments, Paddock Park Apartments I, Post House Jackson Apartments, and Township Apartments)
TYPE OF FEE[2]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE
(a) Housing Finance Authority of Volusia County, Florida (The Anatole Apartments)	0.10% of the principal amount of the Bonds Outstanding	See definition of Issuer’s Fee in Indenture	Annually in arrears on each January 15, commencing January 15, 2003
(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House Jackson Apartments)	None	Not applicable	Not applicable

_________________________

2With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the Four Additional Mortgaged Properties.

Schedule 3-3

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(c) Housing Finance Authority of Marion County, Florida (Paddock Park Apartments I)	0.20% of the principal amount of the Bonds Outstanding	See definition of Issuer’s Fee in Indenture	Annually in arrears on each October 1 commencing October 1, 2003,
(d) Hampton Redevelopment and Housing Authority (Township Apartments)	None	Not applicable	Not applicable
2. TRUSTEE FEE
(a) Housing Finance Authority of Volusia County, Florida (The Anatole Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House Jackson Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
(c) Housing Finance Authority of Marion County, Florida (Paddock Park Apartments I)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
(d) Hampton Redevelopment and Housing Authority (Township Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually

Schedule 3-4

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

5. FACILITY FEE		See Section 33 of Amendment No. 1 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer's Rate	10 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(d) Liquidity Rate	12.5 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-5

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(e) Swap Credit Enhancement Rate

13 basis points for the five-year Swap purchased in connection with the Additional Mortgaged Property known as The Anatole Apartments and the five year Swap purchased in connection with the Additional Mortgaged Property known as Township Apartments and otherwise to be determined at the time of the purchase of a Swap

	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

III. ADDITIONAL MORTGAGED PROPERTIES (May 30, 2003 Closing) (Westbury Creek Apartments and Windridge)
TYPE OF FEE[3]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE
(a) The Housing Authority of the City of Augusta, Georgia (The Westbury Creek Apartments)	None	Not applicable	Not applicable
(b) The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee (Windridge Apartments)	None	Not applicable	Not applicable
2. TRUSTEE FEE
(a) The Housing Authority of the City of Augusta, Georgia (The Westbury Creek Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15

_________________________

3With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the Two Additional Mortgaged Properties.

Schedule 3-6

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(b) The Health Educational and Housing Facility Board of the City of Chattanooga, Tennessee (Windridge Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15
3. REMARKETING AGENT FEE	12 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually
5. FACILITY FEE		See Section 11 of Amendment No. 2 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer's Rate	10 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-7

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(d) Liquidity Rate	12.5 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(e) Swap Credit Enhancement Rate

13 basis points for the five-year Swap purchased in connection with the Additional Mortgaged Property known as Windridge Apartments and the five year Swap purchased in connection with the Additional Mortgaged Property known as Westbury Creek and otherwise to be determined at the time of the purchase of a Swap

		See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

IV. ADDITIONAL MORTGAGED PROPERTIES (March 2, 2004 Closing) (The Park at Hermitage Apartments, Stassney Woods Apartments and Travis Station Apartments)
TYPE OF FEE[4]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE

_________________________

4With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the 2004 Additional Mortgaged Properties.

Schedule 3-8

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(a) The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County (The Park at Hermitage Apartments)	None	Not applicable	Not applicable
(b) Austin Housing Finance Corporation (Stassney Woods Apartments)	The greater of (a) .0003 times the amount of Bonds Outstanding on January 1, (b) 12 times the number of units in the Project, or (c) $1,200 per year	Trust Indenture (definition of “Ordinary Issuer Monitoring Fees and Expenses”)	Annually, prorated and payable on each Interest Payment Date
(b) Travis County Housing Finance Corporation (Travis Station Apartments)	10 basis points	See definition of Issuer Fee in Indenture	Annually, prorated and payable on each Interest Payment Date
2. TRUSTEE FEE
(a) The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County (The Park at Hermitage Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15
(b) Austin Housing Finance Corporation (Stassney Woods Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15
(b) Travis County Housing Finance Corporation (Travis Station Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15

Schedule 3-9

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually
5. FACILITY FEE		See Section 16 of Amendment No. 4 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer's Rate	10 basis points	See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(d) Liquidity Rate	12.5 basis points	See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-10

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(e) Swap Credit Enhancement Rate

15 basis points for the five-year Swap purchased in connection with the 2004 Additional Mortgaged Properties known as The Park at Hermitage Apartments and Travis Station Apartments and otherwise to be determined at the time of the purchase of a Swap

		See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
V. ADDITIONAL MORTGAGED PROPERTY (November 17, 2005Closing) (Runaway Bay Apartments)
TYPE OF FEE	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE (South Carolina State Housing Finance and Development Authority)	$10,400	See definition of Issuer’s Fee in the Indenture	Equal monthly installments
2. TRUSTEE FEE	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semiannually payable in advance on each May 15 and November 15
3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually

Schedule 3-11

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

5. FACILITY FEE		See Section 13 of Amendment No. 4 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer's Rate	10 basis points	See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(d) Liquidity Rate	12.5 basis points	See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-12

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

(e) Swap Credit Enhancement Rate

17 basis points for the five-year Swap purchased in connection with the 2005 Additional Mortgaged Property known as Runaway Bay Apartments and otherwise to be determined at the time of the purchase of a Swap

	See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-13

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 4

MORTGAGED PROPERTIES

INITIAL MORTGAGED PROPERTIES:

PROPERTY NAME	PROPERTY ADDRESS
Fairways Apartments	Columbia, South Carolina
Post House North Apartments	Jackson, Tennessee
Reflection Pointe Apartments	Flowood, Mississippi

ADDITIONAL MORTGAGED PROPERTIES (October 24, 2002 Closing):

PROPERTY NAME	PROPERTY ADDRESS
The Anatole Apartments	Daytona Beach, Florida
Post House Jackson Apartments	Jackson, Tennessee
Paddock Park Apartments I	Ocala, Florida
Township Apartments	Hampton, Virginia

ADDITIONAL MORTGAGED PROPERTIES (May 30, 2003 Closing):

PROPERTY NAME	PROPERTY ADDRESS
Westbury Creek Apartments	Augusta, Georgia
Windridge Apartments	Chattanooga, Tennessee

ADDITIONAL MORTGAGED PROPERTIES (March 2, 2004 Closing):

PROPERTY NAME	PROPERTY ADDRESS
The Park at Hermitage Apartments	Hermitage, Tennessee
Travis Station Apartments	Austin, Texas
Stassney Woods Apartments	Austin, Texas

ADDITIONAL MORTGAGED PROPERTY (November 17, 2005 Closing):

PROPERTY NAME	PROPERTY ADDRESS
Runaway Bay Apartments	Mount Pleasant, South Carolina

SUBSTITUTED MORTGAGED PROPERTIES:

PROPERTY NAME	PROPERTY ADDRESS
None

Schedule 4-1

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

Schedule 4-2

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 5

TERMINATION FEE

Any Termination Fee payable under Section 3.3(4) of the Master Reimbursement Agreement shall be equal to the following percentage of the unpaid principal balance of each Loan being prepaid as indicated below, or, in the case of a substitution of an Alternate Credit Facility for the Credit Enhancement Instrument, the unpaid principal balance of each Loan:

Fairways (Loan Originated June 15, 2001)
First Loan Year	5.904%
Second Loan Year	5.479%
Third Loan Year	5.024%
Fourth Loan Year	4.536%
Fifth Loan Year	4.014%
Sixth Loan Year	3.454%
Seventh Loan Year	2.855%
Eighth Loan Year	2.213%
Ninth Loan Year	1.525%
Tenth Loan Year	0.789%

Post House North (Loan Originated June 15, 2001)
First Loan Year	5.965%
Second Loan Year	5.531%
Third Loan Year	5.067%
Fourth Loan Year	4.571%
Fifth Loan Year	4.041%
Sixth Loan Year	3.475%
Seventh Loan Year	2.869%
Eighth Loan Year	2.222%
Ninth Loan Year	1.530%
Tenth Loan Year	0.791%

Reflection Pointe (Loan Originated June 15, 2001)
First Loan Year	5.970%
Second Loan Year	5.535%
Third Loan Year	5.071%
Fourth Loan Year	4.574%
Fifth Loan Year	4.044%
Sixth Loan Year	3.476%
Seventh Loan Year	2.870%
Eighth Loan Year	2.223%
Ninth Loan Year	1.530%
Tenth Loan Year	0.791%

Schedule 5-1

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

The Anatole (Loan Originated October 24, 2002)
First Loan Year	6.700%
Second Loan Year	6.200%
Third Loan Year	5.668%
Fourth Loan Year	5.102%
Fifth Loan Year	4.500%
Sixth Loan Year	3.861%
Seventh Loan Year	3.180%
Eighth Loan Year	2.457%
Ninth Loan Year	1.688%
Tenth Loan Year	0.870%

Paddock Park (Loan Originated October 24, 2002)
First Loan Year	5.766%
Second Loan Year	5.335%
Third Loan Year	4.877%
Fourth Loan Year	4.389%
Fifth Loan Year	3.871%
Sixth Loan Year	3.321%
Seventh Loan Year	2.735%
Eighth Loan Year	2.113%
Ninth Loan Year	1.451%
Tenth Loan Year	0.748%

Post House Jackson (Loan Originated October 24, 2002)
First Loan Year	5.815%
Second Loan Year	5.377%
Third Loan Year	4.911%
Fourth Loan Year	4.417%
Fifth Loan Year	3.893%
Sixth Loan Year	3.337%
Seventh Loan Year	2.747%
Eighth Loan Year	2.120%
Ninth Loan Year	1.455%
Tenth Loan Year	0.749%

Township (Loan Originated October 24, 2002)
First Loan Year	6.734%
Second Loan Year	6.228%
Third Loan Year	5.691%
Fourth Loan Year	5.121%
Fifth Loan Year	4.515%
Sixth Loan Year	3.872%
Seventh Loan Year	3.188%
Eighth Loan Year	2.462%
Ninth Loan Year	1.690%

Schedule 5-2

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

Tenth Loan Year	0.871%

Westbury Creek (Loan Originated May 30, 2003)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.557% 6.068% 5.548% 4.994% 4.406% 3.780% 3.114% 2.406% 1.653% 0.852%

Windridge (Loan Originated May 30, 2003)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.636% 6.139% 5.610% 5.049% 4.452% 3.818% 3.144% 2.429% 1.668% 0.859%

The Park at Hermitage (Loan Originated March 2, 2004)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.910% 6.389% 5.836% 5.250% 4.627% 3.966% 3.264% 2.520% 1.729% 0.890%

Schedule 5-3

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

Stassney Woods Apartments (Loan Originated March 2, 2004)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	5.779% 5.346% 4.886% 4.397% 3.877% 3.325% 2.738% 2.115% 1.452% 0.748%

Travis Station Apartments (Loan Originated March 2, 2004)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.859% 6.346% 5.800% 5.220% 4.604% 3.949% 3.252% 2.512% 1.725% 0.889%

Runaway Bay Apartments (Loan Originated November 17, 2005)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	7.140% 6.596% 6.019% 5.409% 4.762% 4.077% 3.352% 2.585% 1.772% 0.911%

SEE PARAGRAPH 11 OF THE NOTE FOR ALL TERMS AND CONDITIONS APPLICABLE TO PREPAYMENT OF THE LOAN. The Borrower may not have the right to prepay the Loan during certain periods. The Borrower may be required to pay more than the principal amount being prepaid, accrued interest and the Termination Fee. Special timing considerations may also apply.

Each Loan Year is a 12 month period ending on the day before an anniversary date of the Loan.

Schedule 5-4

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 9

SCHEDULE OF DEPOSITS TO EACH PRINCIPAL RESERVE FUND

See attached schedules.

Schedule 9-1

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

Mid-America Apartment Communities
South Carolina State Housing and Finance Development Agency
Runaway Bay Apartments

Principal Reserve Fund Schedule

		Amortization Term (Years): 20
		Interest Rate: 5.8880%
	PRF Deposit
15-Nov-15	0.00
15-Dec-15	18,938.11
15-Jan-16	19,031.04
15-Feb-16	19,124.42
15-Mar-16	19,218.25
15-Apr-16	19,312.55
15-May-16	19,407.31
15-Jun-16	19,502.54
15-Jul-16	19,598.23
15-Aug-16	19,694.39
15-Sep-16	19,791.02
15-Oct-16	19,888.13
15-Nov-16	19,985.72
15-Dec-16	20,083.78
15-Jan-17	20,182.32
15-Feb-17	20,281.35
15-Mar-17	20,380.87
15-Apr-17	20,480.87
15-May-17	20,581.36
15-Jun-17	20,682.35
15-Jul-17	20,783.83
15-Aug-17	20,885.81
15-Sep-17	20,988.29
15-Oct-17	21,091.27
15-Nov-17	21,194.76
15-Dec-17	21,298.75
15-Jan-18	21,403.26
15-Feb-18	21,508.28
15-Mar-18	21,613.81
15-Apr-18	21,719.86
15-May-18	21,826.44
15-Jun-18	21,933.53
15-Jul-18	22,041.15
15-Aug-18	22,149.30
15-Sep-18	22,257.98

Schedule 9-1

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

15-Oct-18	22,367.19
15-Nov-18	22,476.94
15-Dec-18	22,587.23
15-Jan-19	22,698.05
15-Feb-19	22,809.43
15-Mar-19	22,921.34
15-Apr-19	23,033.81
15-May-19	23,146.83
15-Jun-19	23,260.41
15-Jul-19	23,374.54
15-Aug-19	23,489.23
15-Sep-19	23,604.48
15-Oct-19	23,720.30
15-Nov-19	23,836.69
15-Dec-19	23,953.65
15-Jan-20	24,071.18
15-Feb-20	24,189.29
15-Mar-20	24,307.98
15-Apr-20	24,427.25
15-May-20	24,547.11
15-Jun-20	24,667.55
15-Jul-20	24,788.59
15-Aug-20	24,910.21
15-Sep-20	25,032.44
15-Oct-20	25,155.27
15-Nov-20	25,278.70
15-Dec-20	25,402.73
15-Jan-21	25,527.37
15-Feb-21	25,652.63
15-Mar-21	25,778.50
15-Apr-21	25,904.98
15-May-21	26,032.09
15-Jun-21	26,159.82
15-Jul-21	26,288.18
15-Aug-21	26,417.16

Schedule 9-2

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

15-Sep-21	26,546.78
15-Oct-21	26,677.04
15-Nov-21	26,807.94
15-Dec-21	26,939.47
15-Jan-22	27,071.66
15-Feb-22	27,204.49
15-Mar-22	27,337.97
15-Apr-22	27,472.11
15-May-22	27,606.91
15-Jun-22	27,742.36
15-Jul-22	27,878.49
15-Aug-22	28,015.28
15-Sep-22	28,152.74
15-Oct-22	28,290.88
15-Nov-22	28,429.69
15-Dec-22	28,569.18
15-Jan-23	28,709.36
15-Feb-23	28,850.23
15-Mar-23	28,991.79
15-Apr-23	29,134.04
15-May-23	29,276.99
15-Jun-23	29,420.65
15-Jul-23	29,565.00
15-Aug-23	29,710.07
15-Sep-23	29,855.85
15-Oct-23	30,002.34
15-Nov-23	30,149.55
15-Dec-23	30,297.48
15-Jan-24	30,446.14
15-Feb-24	30,595.53
15-Mar-24	30,745.66
15-Apr-24	30,896.51
15-May-24	31,048.11
15-Jun-24	31,200.46
15-Jul-24	31,353.55

Schedule 9-3

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

15-Aug-24	31,507.39
15-Sep-24	31,661.98
15-Oct-24	31,817.34
15-Nov-24	31,973.46
15-Dec-24	32,130.34
15-Jan-25	32,287.99
15-Feb-25	32,446.42
15-Mar-25	32,605.62
15-Apr-25	32,765.61
15-May-25	32,926.38
15-Jun-25	33,087.94
15-Jul-25	33,250.29
15-Aug-25	33,413.44
15-Sep-25	33,577.38
15-Oct-25	33,742.14
15-Nov-25	33,907.70
15-Dec-25	34,074.07
15-Jan-26	34,241.26
15-Feb-26	34,409.27
15-Mar-26	34,578.11
15-Apr-26	34,747.77
15-May-26	34,918.27
15-Jun-26	35,089.60
15-Jul-26	35,261.77
15-Aug-26	35,434.79
15-Sep-26	35,608.66
15-Oct-26	35,783.38
15-Nov-26	35,958.95
15-Dec-26	36,135.39
15-Jan-27	36,312.70
15-Feb-27	36,490.87
15-Mar-27	36,669.92
15-Apr-27	36,849.85
15-May-27	37,030.66
15-Jun-27	37,212.35

Schedule 9-4

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

15-Jul-27	37,394.94
15-Aug-27	37,578.43
15-Sep-27	37,762.81
15-Oct-27	37,948.10
15-Nov-27	38,134.30
15-Dec-27	38,321.41
15-Jan-28	38,509.44
15-Feb-28	38,698.40
15-Mar-28	38,888.28
15-Apr-28	39,079.09
15-May-28	39,270.84
15-Jun-28	39,463.52
15-Jul-28	39,657.16
15-Aug-28	39,851.74
15-Sep-28	40,047.28
15-Oct-28	40,243.78
15-Nov-28	40,441.24
15-Dec-28	40,639.68
15-Jan-29	40,839.08
15-Feb-29	41,039.46
15-Mar-29	41,240.83
15-Apr-29	41,443.19
15-May-29	41,646.53
15-Jun-29	41,850.88
15-Jul-29	42,056.23
15-Aug-29	42,262.58
15-Sep-29	42,469.95
15-Oct-29	42,678.34
15-Nov-29	42,887.75
15-Dec-29	43,098.18
15-Jan-30	43,309.65
15-Feb-30	43,522.16
15-Mar-30	43,735.71
15-Apr-30	43,950.30
15-May-30	44,165.95

Schedule 9-5

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

15-Jun-30	44,382.66
15-Jul-30	44,600.43
15-Aug-30	44,819.27
15-Sep-30	45,039.18
15-Oct-30	45,260.18
15-Nov-30	45,482.25
15-Dec-30	45,705.42
15-Jan-31	45,929.68
15-Feb-31	46,155.04
15-Mar-31	46,381.51
15-Apr-31	46,609.09
15-May-31	46,837.78
15-Jun-31	47,067.60
15-Jul-31	47,298.55
15-Aug-31	47,530.62
15-Sep-31	47,763.84
15-Oct-31	47,998.20
15-Nov-31	48,233.71
15-Dec-31	48,470.38
15-Jan-32	48,708.21
15-Feb-32	48,947.20
15-Mar-32	49,187.37
15-Apr-32	49,428.72
15-May-32	49,671.25
15-Jun-32	49,914.97
15-Jul-32	50,159.88
15-Aug-32	50,406.00
15-Sep-32	50,653.33
15-Oct-32	50,901.87
15-Nov-32	51,151.62
15-Dec-32	51,402.61
15-Jan-33	51,654.82
15-Feb-33	51,908.28
15-Mar-33	52,162.97
15-Apr-33	52,418.92

Schedule 9-6

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments

15-May-33	52,676.12
15-Jun-33	52,934.59
15-Jul-33	53,194.32
15-Aug-33	53,455.33
15-Sep-33	53,717.61
15-Oct-33	53,981.19
15-Nov-33	54,246.05
15-Dec-33	54,512.22
15-Jan-34	54,779.70
15-Feb-34	55,048.48
15-Mar-34	55,318.59
15-Apr-34	55,590.02
15-May-34	55,862.78
15-Jun-34	56,136.88
15-Jul-34	56,412.32
15-Aug-34	56,689.12
15-Sep-34	56,967.27
15-Oct-34	57,246.79
15-Nov-34	57,527.68
15-Dec-34	57,809.95
15-Jan-35	58,093.61
15-Feb-35	58,378.65
15-Mar-35	58,665.10
15-Apr-35	58,952.95
15-May-35	59,242.21
15-Jun-35	59,532.89
15-Jul-35	59,825.00
15-Aug-35	60,118.54
15-Sep-35	60,413.52
15-Oct-35	60,709.95
15-Nov-35	61,007.69
8,635,000.00

Schedule 9-7

Amendment No. 4 to

Master Reimbursement Agreement

Mid-America Apartments